SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 March 20, 2002
                                 --------------


                                   FNB BANCORP
             (Exact name of registrant as specified in its charter)


                                   California
                 (State or other jurisdiction of incorporation)


       000-49693                                           92-2115369
(Commission File Number)                       (IRS Employer Identification No.)


975 El Camino Real, South San Francisco, California                94080
    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (650) 583-8450

Item 5.  Other Events and Regulation FD Disclosure

         On March 20, 2002, the registrant announced its earnings for the year 2001. A copy of the March 20, 2002, news release reporting such earnings is attached to this report as Exhibit 99.2 and is incorporated here by reference.


Item 7.  Exhibits

         99.2 News release dated March 20, 2002, announcing FNB Bancorp earnings for the year 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               FNB BANCORP (Registrant)


 Dated:  March 20, 2002                        By: /s/ James B. Ramsey
                                                  -----------------------
                                                  James B. Ramsey
                                                  Senior Vice President and
                                                  Chief Financial Officer